Offerings - Offering: 1	Dec. 29, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common stock, par value $0.0001 per share
Amount Registered | shares	6,250,000
Proposed Maximum Offering Price per Unit	0.0461
Maximum Aggregate Offering Price	$ 288,125.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 39.79